THE WORLD FUNDS, INC.

Third Millennium Russia Fund (the "Fund")

Supplement dated August 3, 2012 to the
Fund’s Prospectus and
Statement of Additional Information ("SAI"),
each dated December 31, 2011

This supplement is an important notice regarding a change to the Fund and provides new and additional information beyond that contained in the Fund’s Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

The Board of Directors of The World Funds, Inc. (the “Board”) on August 2, 2012, approved Toreador Research & Trading, LLC (“Toreador”) to act as interim investment adviser to the Fund under SEC Rule 15a-4 of the Investment Company Act of 1940.  At a regular meeting of the Board scheduled for August 23, 2012, the Board will consider a proposed two (2) year investment advisory agreement between the Fund and Toreador.  If the Board approves the proposed two (2) year investment advisory agreement, that agreement will be presented to shareholders for shareholder consideration later in 2012 at a special meeting of shareholders called to consider the agreement.

PLEASE RETAIN FOR FUTURE REFERENCE